Exhibit 10.10
                                       PAGE 1

                                                           EXECUTION COPY


                                 FIRST AMENDMENT

                   FIRST AMENDMENT dated as of December 31, 1997 (this "Amendment") among DOW JONES & COMPANY, INC., a Delaware corporation (the "Company"), the several banks parties to the Revolving Credit Agreement referred to below (the "Banks") and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, the "Agent").


                                 WITNESSETH

                   WHEREAS, the Company, the Banks and the Agent are parties to the Revolving Credit Agreement dated as of November 16, 1994 (the "Existing Credit Agreement"; the Existing Credit Agreement as amended by this Amendment, the "Credit Agreement"); and

                   WHEREAS, the Company has requested that the Banks amend certain provisions of the Existing Credit Agreement, and the Banks are agreeable to such request on the terms and conditions of this Amendment;

                   NOW, THEREFORE, in consideration of the premises and of the mutual convenants contained herein, the Company, the Banks and the Agent hereby agree as follows:

                    1. Definitions. Unless otherwise defined herein, terms defined in the Existing Credit Agreement shall be used as so defined.

                    2. Amendment to Subsection 6.2 of the Existing Credit Agreement. Subsection 6.2(a) of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                   "(a) consolidate or merge with or into, or sell, convey transfer or lease in a single transaction or in a series of related transactions any substantial part of its assets to, any other Person, except (i) a sale of the business currently conducted by Dow Jones Markets Holdings, Inc. and its Subsidiaries (whether through a sale of stock or assets, a merger or consolidation or otherwise) for an aggregate cash purchase price not less than the fair market value thereof, (ii) any such consolidation, merger, sale, conveyance, transfer or lease when the only parties to such transaction or series of transactions are one of its Subsidiaries and one or more of its other Subsidiaries, (iii) any such sale, conveyance, transfer or lease to the Company by one or more of its Subsidiaries and (iv) the merger or consolidation of the Company with another corporation, provided that the Company is the surviving corporation and that, after giving effect to such consolidation or merger, no Default or Event of Default has occurred and is continuing."

                    3. Amendment to Subsection 6.3 of the Existing Credit Agreement. Subsection 6.3 of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety.

                    4. Amendment to Subsection 6.4 of the Existing Credit Agreement. Subsection 6.4 of the Existing Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                                  "6.4 Maintenance of Ratio of Consolidated
                   Total Indebtedness to Consolidated Total Capitalization. Permit the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization to exceed 0.60 to 1 at any time."

                    5. Amendment to Section 1 of the Existing Credit Agreement. Section 1 of the Existing Credit Agreement is hereby amended as follows:

                        (a) by deleting the definitions of "Consolidated Cash Flow" and "Consolidated Total
                             Liabilities" in their entirety; and

                        (b) by adding in proper alphabetical order the following definitions:

                             "Consolidated Cash Flow": for any period, Consolidated Net Income of the Company and its Subsidiaries for such period plus the aggregate amounts deducted in determining such Consolidated Net Income in respect of (i) Consolidated Interest Expense, (ii) amortization expenses, (iii) depreciation expenses, (iv) income taxes for such period and (v) any extraordinary accounting charge or write down taken by the Company in the fourth quarter of 1997 in respect of Dow Jones Markets Holdings, Inc., each of clauses (i),
                             (ii), (iii), (iv) and (v) determined in
                             accordance with GAAP, but after deducting in the calculation thereof, income representing equity in the earnings of Affiliates not received in cash or, as the case may be, after restoring thereto deductions representing equity in the losses of Affiliates for which neither Dow Jones nor any of its Subsidiaries is liable.

                             "Consolidated Total Capitalization": at a particular date, the sum of Consolidated Net worth and Consolidated Total Indebtedness.

                             "Consolidated Total Indebtedness": at a
                             particular date, all items which would, in conformity with GAAP, be classified as Indebtedness on a consolidated balance sheet of the Company and its Subsidiaries as at such date, but in any event including without any duplication (a) indebtedness arising under acceptance facilities and the face amount of all letters of credit issued for the account of the Company and any Subsidiary and all drafts drawn thereunder, (b) all Indebtedness secured by any Lien on any property owned by the Company or any Subsidiary even though the Company or such Subsidiary has not assumed or otherwise become liable for the payment thereof and (c) all Contingent Obligations of the Company and its Subsidiaries in respect of Indebtedness of other Persons.

                    6. Condition to Effectiveness. This Amendment shall become effective upon receipt by the Agent of executed counterparts (or facsimile confirmation of the execution of counterparts) of this Amendment by the Company and the Required Banks.

                    7. Representations and Warranties. The Company represents and warrants to the Agent and to each Bank that as of the date hereof: (a) the representations and warranties made by the Company in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) prior to and after giving effect to this Amendment; and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

                    8. Continuing Effect. Except as expressly amended hereby, the Existing Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

                    9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                   10. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         11. Payment of Expenses. The Company agrees to pay and reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of legal counsel to the Agent.

                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                       DOW JONES & COMPANY, INC.


                                       By:   /s/ Leonard E. Doherty
                                          Name:  Leonard E. Doherty
                                          Title: Treasurer



                                       THE CHASE MANHATTAN BANK, as Agent
                                        and as a Bank


                                       By:   /s/ Ann B. Kerns
                                          Name:  Ann B. Kerns
                                          Title: Vice President


                                       BANK OF HAWAII


                                       By:   /s/ J. Bryan Scearce
                                          Name:  J. Bryan Scearce
                                          Title: Vice President


                                       BAYERISCHE LANDESBANK GIROZENTRALE,
                                       Caymen Islands Branch

                                       By:   /s/ Peter Obermann
                                          Name:  Peter Obermann
                                          Title: Senior Vice President

                                       By:   /s/ Alexander Kohnert
                                          Name:  Alexander Kohnert
                                          Title: Vice President


                                       DAI-ICHI KANGYO


                                       By:   /s/ David McCann
                                          Name:  David McCann
                                          Title: A.V.P.

                                       DEUTSCHE BANK AG, New York and/or
                                       Cayman Island Branch

                                       By:   /s/ V. Shannon Sewsankar
                                          Name:  V. Shannon Sewsankar
                                          Title: Assistant Vice President


                                       FIRST UNION NATIONAL BANK


                                       By:   /s/ Bruce W. Loftin
                                          Name:  Bruce W. Loftin
                                          Title: Senior Vice President


                                       FUJI BANK, LIMITED


                                       By:   /s/ Raymond Ventura
                                          Name:  Raymond Ventura
                                          Title: Vice President and
                                                 Manager


                                       LLOYDS BANK, PLC


                                       By:   /s/ David C. Rodway
                                          Name:  David C. Rodway
                                          Title: Assistant Vice President


                                       LONG TERM CREDIT BANK OF JAPAN


                                       By:   /s/ Shuichi Tajima
                                          Name:  Shuichi Tajima
                                          Title: Deputy General Manager


                                       NORTHERN TRUST COMPANY


                                       By:   /s/ Russell R. Rockenbach
                                          Name:  Russell R. Rockenbach
                                          Title: Second Vice President


                                       SAKURA BANK, LIMITED


                                       By:   /s/ Yasumasa Kikuchi
                                          Name:  Yasumasa Kikuchi
                                          Title: Senior Vice President

                                       FLEET NATIONAL BANK


                                       By:   /s/ Jeffrey C. Lynch
                                          Name:  Jeffrey C. Lynch
                                          Title: Vice President


                                       SOCIETE GENERALE, New York Branch


                                       By:   /s/ Elaine Khalil
                                          Name:  Elaine Khalil
                                          Title: Vice President


                                       THE TORONTO-DOMINION BANK


                                       By:   /s/ Jorge A. Garcia
                                          Name:  Jorge A. Garcia
                                          Title: MGR. CR. ADMIN.


                                       WACHOVIA BANK OF GEORGIA


                                       By:   /s/ Jennifer Mooney
                                          Name:  Jennifer Mooney
                                          Title: Vice President


                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                       By:   /s/ Kheil A. McIntyre
                                          Name:  Kheil A. McIntyre
                                          Title: Vice President

                                       By:   /s/ Salvatore Battmen
                                          Name:  Salvatore Battmen
                                          Title: Vice President Credit
                                                 Department


                                       SUMITOMO BANK, LIMITED


                                       By:   /s/ John C. Kissinger
                                          Name:  John C. Kissinger
                                          Title: Joint General Manager